2007 Third Quarter Operational Update
November 7, 2007
Fred Barrett
CEO and Chairman
Joe Jaggers
COO and President
Bob Howard
CFO
Piceance Basin
1099 18   Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com    NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
Exhibit 99.2
th

This presentation and related conference call contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
These statements include terminology such as “may”, “could”, “should”, “expect”, “plan”, “project”,
“intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “encouraged”, “positive”, “pursue”,
“target”, “seek”, “objective”, “prognosis”, “guidance”, and “continue”, the negative of such terms or other comparable terminology.  These forward-looking statements reflect Bill Barrett Corporation's current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability of third party gathering, market conditions, oil and gas price volatility, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects, the ability to receive drilling and other permits and regulatory approvals, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of Bill Barrett Corporation’s risk management activities, governmental regulations and other factors discussed in the Company's reports filed with the SEC, including the Annual Report on
Form 10-K for the year ended December 31, 2006.  Actual results may differ materially from those anticipated or implied in the forward-looking statements. Bill Barrett Corporation does not undertake any obligation to publicly update any forward-looking statements.  The information contained in this presentation does not constitute an offer or the solicitation of any offer to buy or sell securities and does not purport to be an analysis of the Company’s financial position.
Forward  - Looking and Other Cautionary Statements

Key Corporate Highlights
Development results reflect significant growth to come
Production milestones at West Tavaputs and Piceance
West Tavaputs – poised to continue approved drilling through winter
West Tavaputs deep performance continues
Encouraging infill programs: West Tavaputs and Piceance
Exploration: positive results in multiple areas
Blacktail Ridge first well - very positive initial rates
Yellow Jacket third well - encouraging core and completion data
Circus Draco well - Paleozoic zones not economic, currently testing Cretaceous zones
Management’s strategy/execution mitigate 3Q natural gas pricing challenges
Hedging policy mitigated effect to revenue/cash flow
Shut-in approximately 1.5 Bcfe in 3Q; returned to full production early November
REX West pipeline on schedule, January 1, 2008

Key Financial/Operating Highlights
Q3 '07 Q2 '07 Q3 '06
Production (Bcfe)
14.7 15.1 12.6
Daily Rate (MMcfe/d)
160 165 137
Discretionary cash flow*
-in millions $54.7 $55.1 $54.0
-per diluted share $1.23 $1.23 $1.23
-per mcfe $3.71 $3.66 $4.28
Net Income
-in millions $0.2 $9.9 $20.7
-per diluted share $0.01 $0.22 $0.47
Per Mcfe
-Realized price (including hedge effects) $5.58 $5.92 $6.37
-LOE $0.67 $0.95 $0.57
-Gathering and transporation $0.33 $0.35 $0.28
-G & A (excluding stock based comp)* $0.52 $0.50 $0.55
-Production taxes $0.29 $0.34 $0.51
-D, D & A** $2.92 $2.95 $2.75
* non-GAAP measure (see press release dated November 7, 2007 for reconciliation to GAAP)
**excluding properties held for sale
  (Unaudited)

Bill Barrett Corporation

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MMBtu/d
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Hedged Volume (MMBtu/d)
Blended Floor ($/MMBtu)
CIG Strip (Nov. 2, 2007) ($/MMBtu)
CIG Actual ($/MMBtu)

Daily Natural Gas Production Hedged with Associated Floor Price
Natural Gas Hedges: through Basis
As of November 1, 2007:
•4Q07: 123,000 MMBtu/d at average $5.55
•1Q08: 160,000 MMBtu/d at average $6.86
REX scheduled in service
to Missouri (1.5 Bcf/d)

6 $0 $1 $2 $3 $4 $5 $6 Natural Gas Prices July August September October $3.33 $3.43 $2.13 $1.11 $5.58 $5.37 $5.13 $3.61 Nov Avg. gas sales price with hedges CIG Monthly Daily

Development Update
West Tavaputs
One shallow and one deep rig drilling
31 shallow wells (26 spud to date) and 4 deep wells (3 spud to date) planned for 2007
Currently producing 91 MMcfe/d (net)
40-acre density shallow pilot in progress – results by the end of the year
EIS expected mid-2008
Piceance
Three rigs operating
97 wells planned for 2007 (80 spud to date)
Currently producing 76 MMcfe/d (net)
Additional contracted processing capacity with interconnects to REX on line
Ten-acre density pilots in progress
32 ten-acre pilot wells in 2007
Powder River Basin - CBM
195 wells planned for 2007 (115 spud to date)
Currently producing 17 MMcfe/d (net)
Production curtailed due to full gathering systems
Encouraging Big George results at Cat Creek, Willow Creek and Deadhorse

Delineation and Exploration Update
Uinta Basin, Utah – Lake Canyon/Blacktail Ridge Project
Completed 1
st
of 8 wells (BTR 7-7) – initial average rate of 678 Bopd
and 434 Mcf/d
Drilled and logged 2
nd
well (BTR 12-36) similar log results to BTR 7-7
The 3rd
well (LC 7-28) planned to spud week of November 11
Paradox Basin, Colorado – Yellow Jacket Project
Completed 3
rd
exploratory vertical Gothic shale test
Highest gas content of the three wells as measured in the core samples
Producing gas at rate of 160 – 400 Mcf/d
Montana Overthrust, Montana – Circus Project
Testing Draco 10-15
Phase 1 tests in Paleozoic and deeper zones either wet or noncommercial gas rates
Phase 2 tests in Cretaceous zones in progress
Drilling ahead on Leviathan 3-6 at 10,659’ planned TD of 12,000’